Earnings per Share	12 Months Ended
Dec. 31, 2011
Earnings per Share

Note 18—Earnings per Share

On March 11, 2011 Pacific Drilling S.A. was formed by Quantum as a Luxembourg company with a share capital of 50,000 common shares. On March 30, 2011 the Board of Pacific Drilling S.A. resolved to split the 50,000 incorporation common shares into 5,000,000 common shares. Further, Pacific Drilling S.A. issued 145,000,000 common shares to Quantum Pacific (Gibraltar) Limited, a wholly owned subsidiary of Quantum, to become the indirect shareholder of all issued Pacific Drilling Limited common shares.

In computing earnings per common share, the reported share and per share amounts for the year ended December 31, 2010 and 2009 has been retrospectively restated to reflect the Restructuring that occurred on March 30, 2011. The following reflects the income and the share data used in the basic and diluted earnings per share computations:

	Years Ended December 31,
	2011	2010	2009
	(in thousands, except share data)
Net (loss) income	$(2,903)	$37,299	$(2,283)
Weighted average number of common shares outstanding, basic and diluted	195,447,944	150,000,000	150,000,000

(Loss) earnings per common share, basic and diluted	$(0.01)	$0.25	$(0.02)

For the year ended December 31, 2011, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options and restricted stock units because their effects are anti-dilutive. For the years ended December 31, 2010 and 2009, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options because the Company anticipated settling those stock options in cash.